UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 06, 2024

KALVISTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 999-0075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Effective September 9, 2024, the Board of Directors (the “Board”) of KalVista Pharmaceuticals, Inc. (the “Company”) appointed Brian Piekos as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer. Prior to joining the Company, Mr. Piekos, age 50, served as the Chief Financial Officer of Elicio Therapeutics, Inc., a clinical-stage biotechnology company, from May 2023 to September 2024. From February 2021 to May 2023, Mr. Piekos served as Chief Financial Officer of Gemini Therapeutics, Inc., a clinical-stage precision medicine company (“Gemini”), where he held the additional title of Chief Business Officer from October 2021 to May 2023. From September 2015 to November 2020, Mr. Piekos served in a variety of roles of increasing responsibility at AMAG Pharmaceuticals, Inc., a pharmaceutical company (“AMAG”), most recently as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining AMAG, from August 2010 to February 2015, he held leadership roles in Corporate Finance, Tax and Treasury at Cubist Pharmaceuticals, Inc. Mr. Piekos began his career as a healthcare investment banker at Needham & Company and Leerink Partners, now SVB Securities. Mr. Piekos earned his M.B.A. from the Simon Business School at the University of Rochester. He obtained an M.S. in molecular biology from the University of Massachusetts Medical School and a B.A. in biochemistry from Ithaca College.

In connection with his appointment, the Company entered into an Executive Employment Agreement with Mr. Piekos (the “Piekos Employment Agreement”) that provides for (i) a base salary of $460,000 per year, (ii) an annual bonus target equal to 40% of his base salary and (iii) an award of stock options to purchase 100,000 shares of the Company’s common stock (the “Options”), which will vest over a four year period with 1/4th of the total shares subject to the Options vesting on the one-year anniversary of Mr. Piekos’s start date and thereafter, 1/48th of the total number of shares underlying the Options vesting on each monthly anniversary of the vesting commencement date, subject to Mr. Piekos’s continued service through each vesting date. In addition, pursuant to the terms of the Piekos Employment Agreement, if his employment is terminated either by the Company without “cause” or by Mr. Piekos for “good reason” (as such terms are defined in the Piekos Employment Agreement), Mr. Piekos will be entitled to (1) a lump sum payment equal to 12 months of his base salary and (2) reimbursement for continuation coverage under COBRA for 12 months. If within two years immediately following the consummation of a “change in control” (as such term is defined in the Piekos Employment Agreement), Mr. Piekos’s employment is terminated either by the Company without “cause” or by Mr. Piekos for “good reason”, Mr. Piekos will be entitled to (1) a lump sum cash payment equal to 12 months of his base salary, (2) a lump sum payment equal to his full target bonus for the fiscal year in which such termination of employment occurs, (3) reimbursement for continuation coverage under COBRA for 12 months and (4) full vesting of all outstanding unvested equity-based awards (with performance metrics applicable to performance based equity awards to be deemed achieved at “target” or “actual”, if determinable, unless the performance award provides otherwise).

In connection with his appointment, Mr. Piekos will execute the Company’s standard form of indemnification agreement. The form of the indemnification agreement was previously filed with the SEC as Exhibit 10.14 to the Company’s Registration Statement on Form S-1 on December 29, 2014 and is incorporated by reference herein.

There are no other arrangements or understandings between Mr. Piekos and any other persons, pursuant to which he was appointed as Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Piekos and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(e)

On September 6, 2024, the Company entered into Amended and Restated Executive Employment Agreements with Benjamin L. Palleiko, the Company’s Chief Executive Officer (the “Palleiko Employment Agreement”), and Paul K. Audhya, the Company’s Chief Medical Officer (the “Audhya Employment Agreement”), effective as of September 9, 2024, to adjust certain definitions related to severance terms, update the Internal Revenue Code Section 280G provision and make certain other updates and clarifications. Mr. Palleiko and Dr. Audhya’s respective base salaries and annual bonus targets remain unchanged from their previous employment agreements.

The foregoing descriptions of the Piekos Employment Agreement, the Palleiko Employment Agreement and the Audhya Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Piekos Employment Agreement, the Palleiko Employment Agreement and the Audhya Employment Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 10, 2024, the Company issued a press release announcing Mr. Piekos’s appointment, a copy of which is attached hereto as Exhibit 99.1 The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Executive Employment Agreement by and between the Registrant and Brian Piekos, dated September 9, 2024
10.2	Amended and Restated Executive Employment Agreement between the Registrant and Benjamin L. Palleiko, dated September 9, 2024
10.3	Amended and Restated Executive Employment Agreement between the Registrant and Paul K. Audhya, dated September 9, 2024
99.1	Press release issued September 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date:	September 10, 2024	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko Chief Executive Officer